KING WORLD




                                        March 2, 1999

Jonathan Birkhahn, Esq.
King World Productions, Inc.
1700 Broadway
New York, New York 10019

Dear Jon:

This letter, when accepted by you, shall constitute an amendment (this "Amendment") to the letter agreement dated as of September 1, 1996 (the "Letter Agreement"), between King World Productions, Inc. (the "Company") and you. All of the definitions set forth in the Letter Agreement shall govern this Amendment. The Company and you hereby agree as follows:

1.   The Employment Period shall terminate on August 31, 2002.

2. Your salary compensation for the period (a) from September 1, 2000 through August 31, 2001, shall be payable at the annual rate of $425,000 and (b) from September 1, 2001, through August 31, 2002, shall be payable at the annual rate of $451,560.

Except as modified herein, all terms and conditions of the Letter Agreement shall continue in full force and effect.

                                             Very truly yours,

                                             KING WORLD PRODUCTIONS, INC.


                                             By: /s/ Robert Madden
                                                -------------------------

Accepted:


     /s/ Jonathan Birkhahn
--------------------------------
Jonathan Birkhahn